Offerings - Offering: 1	Oct. 09, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 11,012,233.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,520.79
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. Calculated as the aggregate maximum purchase price to be paid for 489,868 Shares in the offer, based upon the net asset value per share of $22.48 as of June 30, 2025. Calculated at $138.10 per $1,000,000 of the Transaction Valuation, pursuant to Rule 0-11 of the Securities Exchange Act of 1934, as amended.